SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              ----------------

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              ----------------

                               APRIL 18, 1997
              ------------------------------------------------
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            NIAGARA CORPORATION
             --------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                     0-22206                59-3182820
----------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)


                             667 MADISON AVENUE
                             NEW YORK, NEW YORK
                  ----------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   10021
                                 ----------
                                 (ZIP CODE)


                               (212) 317-1000
            ----------------------------------------------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                               NOT APPLICABLE
                 ------------------------------------------
                 (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                             SINCE LAST REPORT)




           This filing amends the previously filed Form 8-K, dated May 2, 1997 (the "8-K"), of Niagara Corporation ("Niagara"), and relates to the acquisition (the "Acquisition") by Niagara Cold Drawn Corp., a Delaware corporation and wholly owned subsidiary of Niagara ("NCD"), of all of the outstanding shares of capital stock of LaSalle Steel Company, a Delaware corporation ("LaSalle"). As stated in the 8-K, pro forma financial information would be filed by amendment not later than July 2, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

           (a) Pro Forma Financial Information.

           1. Unaudited Pro Forma Consolidated Financial Statements of Niagara, NCD and LaSalle.




                                              NIAGARA CORPORATION (NIAGARA),
                                          NIAGARA COLD DRAWN CORP. (NCD) AND
                                             LASALLE STEEL COMPANY (LASALLE)

                       UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
----------------------------------------------------------------------------

The unaudited pro forma consolidated balance sheet as of March 31, 1997 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 include the accounts of Niagara and LaSalle for the respective periods. The Acquisition is accounted for as an acquisition of the capital stock of LaSalle by Niagara's subsidiary, NCD, under the purchase method of accounting. The unaudited pro forma financial statements have been prepared to illustrate the estimated effects of the Acquisition. The pro forma financial statements were derived by adjusting the historical financial statements of Niagara and LaSalle for certain transactions pursuant to the Acquisition described in the notes to the unaudited pro forma financial statements.

The historical financial statements of LaSalle were provided by LaSalle's former parent, Quanex Corporation ("Quanex"), and, as discussed in Note 4 to the unaudited proforma consolidated balance sheet, are subject to review by Niagara and NCD. Pursuant to the LaSalle stock purchase agreement, any item disputed by Niagara and NCD is subject to binding arbitration by an independent accounting firm.

The unaudited pro forma consolidated balance sheet was prepared as if the Acquisition had occurred on March 31, 1997. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 were prepared as if the Acquisition had occurred on January 1, 1996. The pro forma financial data does not purport to be indicative of the results which actually could have been obtained had such transactions been completed as of the assumed dates or which may be obtained in the future.

The pro forma financial data should be read in conjunction with the financial statements of Niagara and LaSalle.



                                    Niagara Corporation (Niagara),
                                Niagara Cold Drawn Corp. (NCD) and
                                  LaSalle Steel Company (LaSalle)

                           Unaudited Pro Forma Consolidated Balance Sheet
                                            (in thousands)

                                                                       Pro forma adjustments
                                                  Niagara       -----------------------------------            Pro forma
March 31, 1997                                  consolidated    LaSalle     Debit            Credit          consolidated
-------------------------------------------------------------------------------------------------------------------------
Assets
Current:                                          $  1,230      $     10    $   66,250 (1)   $  18,454 (2)   $   3,536
   Cash and cash equivalents
                                                                                20,000 (3)      65,500 (4)
   Accounts receivable, net                         10,198        19,030                                        29,228
   Inventories                                      14,177        24,258                                        38,435
   Deferred income taxes                               --             37                           37 (2)          --
   Other current assets                                258           121                                           379
-------------------------------------------------------------------------------------------------------------------------
            Total current assets                    22,863        43,456        86,250          83,991          71,578

Property, plant and equipment, net                  21,693        16,189        53,985 (4)                      91,867
Deferred income taxes                                  --         10,357                        10,357 (4)         --
Goodwill on prior acquisition                        2,530           --                                          2,530
Intangible assets                                      --            --          9,552 (4)                       9,552
Other assets, net                                    1,096         1,767         1,565 (5)         291 (4)       2,370
                                                                                                 1,767 (4)
-------------------------------------------------------------------------------------------------------------------------
                                                  $ 51,182      $ 71,769     $ 151,352       $  96,406       $ 177,897
-------------------------------------------------------------------------------------------------------------------------

Liabilities and stockholders' equity
Current:
   Trade accounts payable                         $  5,913      $ 19,937                                     $  25,850
   Accrued expenses and other liabilities            5,264         5,143                         1,459 (4)      13,931
                                                                                                   500 (4)
                                                                                                 1,565 (5)
   Income taxes payable                                --             50                                            50
   Due to Quanex (income taxes payable)                --            --                            580 (6)         580
   Due to Quanex (post-closing adjustment)             --            --                          1,574 (4)       1,574
   Current maturities of long term debt
      (new facility)                                   --            --                          1,000 (1)       1,000
   Current maturities of long term debt
      (prior facility)                               1,549                       1,549 (2)                         --
     Deferred income taxes                             211           --                                            211
-------------------------------------------------------------------------------------------------------------------------
            Total current liabilities               12,937        25,130         1,549           6,678          43,196
Payable to Quanex                                      --         12,341        12,341 (6)                         --
Deferred post retirement welfare benefits
   and pension credits                                 --         32,501         5,027 (4)                      27,474
Revolver debt (new facility)                           --            --                         26,250 (1)      26,250
Term Loan (new facility)                               --            --                         39,000 (1)      39,000
Senior subordinated debt                               --            --          1,321 (3)      20,000 (3)      18,679
Long-term debt, less current maturities
   (prior facility)                                 16,905           --         16,905 (2)                         --
Long-term debt, other                                1,909           637                                         2,546
Deferred income taxes                                3,554           --                                          3,554
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                              35,305        70,609        37,143          91,928         160,699
--------------------------------------------------------------------------------------------------------------------------

Stockholders' equity:
     Common stock                                        4             1             1 (4)                           4
     Additional paid-in capital                     15,560           --         11,761 (4)       1,321 (3)      16,881
                                                                                                11,761 (6)
     Retained earnings                                 313         2,409         2,409 (4)                         313
     Adjustment for minimum pension liability          --         (1,250)                        1,250 (4)         --
--------------------------------------------------------------------------------------------------------------------------
            Total stockholders' equity              15,877         1,160        14,171          14,332          17,198
--------------------------------------------------------------------------------------------------------------------------

                                                  $ 51,182      $ 71,769     $  51,314       $ 106,260       $ 177,897
--------------------------------------------------------------------------------------------------------------------------



                                              NIAGARA CORPORATION (NIAGARA),
                                          NIAGARA COLD DRAWN CORP. (NCD) AND
                                             LASALLE STEEL COMPANY (LASALLE)

                     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                              (IN THOUSANDS)
----------------------------------------------------------------------------

1. Represents cash received of $66,250 under a revolving credit and term loan agreement entered into in connection with the Acquisition (consisting of a revolving credit loan of $26,250 and a term loan of $40,000 ($1,000 current and $39,000 long term)).

2.   Represents the repayment of NCD's prior senior indebtedness.

3. Represents cash received ($20,000) from the issuance, in connection with the Acquisition, of NCD senior subordinated debt and 285,000 shares of Niagara common stock.

4. Represents the sum of (i) the $67,074 purchase price for the Shares (estimated purchase price of $65,500 paid at closing plus a post-closing adjustment due Quanex of $1,574), (ii) estimated accrued professional fees of $1,750 ($291 of which is included in other assets and accrued expenses of Niagara at March 31, 1997) and (iii) estimated liability for personnel restructuring of $500. This sum ($69,324) exceeds LaSalle's stockholders' equity of $12,921 as of March 31, 1997 (which equity includes a loan from Quanex of $11,761 converted to additional paid-in capital as a result of the Acquisition) by $56,403. This excess is allocated to property, plant and equipment ($53,985-based on appraisal of LaSalle's property, plant and equipment of $70,174), intangible assets primarily consisting of LaSalle's proprietary processes, patents and trademarks ($9,552), the elimination of intangibles relating to LaSalle's pension plan ($1,767), the elimination of net deferred income taxes ($10,394) and the reduction of LaSalle's deferred post retirement welfare benefits and pension obligations ($5,027-which is subject to actuarial appraisal).

     Pursuant to the LaSalle stock purchase agreement, the post closing adjustment ($1,574) is based on the balance sheet of LaSalle as of March 31, 1997 (Closing Balance Sheet). On July 2, 1997, Niagara and NCD submitted to Quanex a statement disputing the amounts reflected on the Closing Balance Sheet for inventory reserves, doubtful account allowances and certain accrued expenses and reserves, in the aggregate amount of $2,136,584. Any disputes between Niagara and Quanex concerning such financial statements are subject to binding arbitration by an independent accounting firm. There is no assurance that these disputed items will be resolved in favor of Niagara and NCD.

5. Represents the accrual of finance and placement fees of $1,565 incurred in connection with the Acquisition.

6. Represents the reclassification of LaSalle's loan to Quanex ($12,341) to income taxes payable ($580) and to additional paid-in capital ($11,761).




                                    Niagara Corporation (Niagara),
                                 Niagara Cold Drawn Corp. (NCD) and
                                   LaSalle Steel Company (LaSalle)

                      Unaudited Pro Forma Consolidated Statement of Operations
                              (in thousands, except per share amounts)

                                                          Pro forma adjustments
                                      Niagara        ------------------------------------       Pro forma
Year ended December 31, 1996        consolidated     LaSalle       Debit        Credit        consolidated
-----------------------------------------------------------------------------------------------------------
Net Sales                           $    76,827      $158,750                                   $235,577

Cost of products sold                    65,824       141,356                                    207,180
---------------------------------------------------------------                             ---------------

     Gross profit                        11,003        17,394                                     28,397

Operating expenses:
     Selling, general and
       administrative                     8,014         8,227       3,247 (1)     2,600 (2)       16,988
                                                                      100 (3)
---------------------------------------------------------------                             ----------------

     Income from operations               2,989         9,167                                     11,409

Other income (expense):

     Interest income                        100             0                                        100
     Interest expense                    (1,536)       (1,167)      5,833 (4)                     (8,536)
     Other                                  126             0                                        126
---------------------------------------------------------------                             ----------------

     Income before income taxes           1,679         8,000                                      3,099

Taxes on income                             615         3,127                     2,533 (5)        1,209
------------------------------------------------------------------------------------------------------------

Net income for the period             $   1,064   $     4,873     $ 9,180       $ 5,133            1,890
------------------------------------------------------------------------------------------------------------

Net income per share                  $    0.30                                                $    0.49
------------------------------------------------------------------------------------------------------------

Weighted average common shares
outstanding                           3,602,818                                                3,887,818 (6)
------------------------------------------------------------------------------------------------------------




                                   Niagara Corporation (Niagara),
                                 Niagara Cold Drawn Corp. (NCD) and
                                   LaSalle Steel Company (LaSalle)

                     Unaudited Pro Forma Consolidated Statement of Operations
                                (in thousands, except per share amounts)

                                                         Pro forma  adjustments
                                      Niagara        ---------------------------------          Pro forma
Year ended March 31, 1997           consolidated     LaSalle       Debit        Credit        consolidated
------------------------------------------------------------------------------------------------------------
Net Sales                           $  21,185        $ 44,249                                 $   65,434

Cost of products sold                  18,168          39,365                                     57,533
----------------------------------------------------------------                            ----------------

     Gross profit                       3,017           4,884                                      7,901

Operating expenses:
     Selling, general and
       administrative                   2,078           2,456          812 (1)       650 (2)        4,721
                                                                        25 (3)

----------------------------------------------------------------                            ----------------

     Income from operations               939           2,428                                      3,180

Other income (expense):
     Interest income                       14               0                                         14
     Interest expense                    (397)           (467)       1,458 (4)                     (2,322)
----------------------------------------------------------------                            ----------------

     Income before income taxes           556           1,961                                        872

Taxes on income                           206             771                       637 (5)          340
------------------------------------------------------------------------------------------------------------

Net income for the period           $     350        $  1,190      $ 2,295      $ 1,287              532
------------------------------------------------------------------------------------------------------------

Net income per share                $    0.10                                                    $0.13
------------------------------------------------------------------------------------------------------------

Weighted average common shares
outstanding                         3,668,750                                                  3,953,750 (6)
------------------------------------------------------------------------------------------------------------



                                              NIAGARA CORPORATION (NIAGARA),
                                          NIAGARA COLD DRAWN CORP. (NCD) AND
                                             LASALLE STEEL COMPANY (LASALLE)

           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                              (IN THOUSANDS)
----------------------------------------------------------------------------

1. Represents additional depreciation and amortization on property, plant, equipment and intangible assets of $3,247 for the year ended December 31, 1996 and $812 for the three months ended March 31, 1997. This is based on an estimated 40-year life on buildings, 14-year life on machinery and equipment, and 15-year life on intangible assets.

2. Represents estimated salary and related reductions resulting from the elimination of overlapping job functions immediately following the Acquisition (Niagara and LaSalle are in similar businesses) of $2,600 for the year ended December 31, 1996 and $650 for the three months ended March 31, 1997.

3. Represents additional consulting fees of $100 for the year ended December 31, 1996 and $25 for the three months ended March 31, 1997 incurred in connection with the Acquisition.

4. Represents additional interest expense of $5,833 for the year ended December 31, 1996 and $1,458 for the three months ended March 31, 1997 on the debt incurred in connection with the Acquisition.

5. Represents consolidated income tax provision at an effective tax rate of 39% on income before taxes.

6. Weighted average Niagara common shares outstanding used in the calculation of earnings per share have increased by 285,000 reflecting the shares issued in connection with the Acquisition.




                                       SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NIAGARA CORPORATION

                                            By:  /s/ Michael Scharf
                                                -------------------------
                                                Name:   Michael Scharf
                                                Title:  President

Date: July 2, 1997